Exhibit 31.1 CERTIFICATION

I, Kelly T. Hickel, Chief Executive Officer of TheraBiogen, Inc.
(the "Company" or "Registrant) certify that:

1. I have reviewed this quarterly report on Form 10-Q of the Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

(a) Designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information
relating to the registrant, is made known to us by others within
Company, particularly during the period in which this report is being prepared;
(b) Designed such internal control over financial
reporting, or caused such internal control over financial
reporting to be designed under our supervision, to provide
reasonable assurance regarding the reliability of financial
reporting and the preparation of financial statements for
external purposes in accordance with generally accepted
accounting principles;
(c) Evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d) Disclosed in this report any change in the
registrant's internal control over financial reporting that
occurred during the Company's fourth fiscal quarter that has materially affected, or is reasonably likely to materially
affect, the Company's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls;
and
b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The Registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 14, 2009 /s/ Kelly T. Hickel
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Kelly T. Hickel,
Chief Executive Officer